UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2013

POWERSECURE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12014	84-1169358
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina	27587
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (919) 556-3056

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On March 19, 2013, PowerSecure International, Inc., a Delaware corporation (the “Company”), made available supplemental unaudited consolidated quarterly statement of operations data for the fiscal year ended December 31, 2012 on the Investor Relations section of the Company’s website at www.powersecure.com. This supplemental unaudited financial data is based upon, has been prepared on the same basis as, and has been posted solely for the purpose of providing additional detail relating to, the consolidated statement of operations data for those years that has been previously filed by the Company in its Annual Report on Form 10-K for the fiscal year ended December 31, 2012, and should be read together therewith.

A copy of the Company’s supplemental unaudited consolidated quarterly statement of operations data for the fiscal years ended December 31, 2012 is filed herewith as Exhibit 99.1 and incorporated herein by this reference.

The information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01 Regulation FD Disclosure.

On March 18, 2013, PowerSecure International, Inc., a Delaware corporation (the “Company”), issued a press release announcing that the Company will present at the 25th Annual ROTH Conference being held at the Ritz-Carlton Laguna Niguel in Dana Point, California on March 20, 2013 at 11:30 a.m., Pacific Time (2:30 p.m. Eastern Time) (the “Conference”). The Company’s presentation and participation at the Conference will be led by Sidney Hinton, the President and Chief Executive Officer of the Company, Christopher T. Hutter, the Executive Vice President and Chief Financial Officer of the Company, and John Bluth, and John D. Bluth, the Senior Vice President of Investor Relations and Corporate Communications of the Company, will include information about the Company’s business operations, financial results, strategic initiatives and prospects for the future.

A copy of the press release issued by the Company announcing the Company’s participation at the Conference is filed herewith as Exhibit 99.2 and incorporated herein by this reference. The slide presentation to be given at the Conference, along with a link to the audio webcast to the Conference, is available on the Investor Relations section of the Company’s website at www.powersecure.com, and a copy of the slide presentation is filed herewith as Exhibit 99.3 and incorporated herein by this reference. Messrs. Hinton, Hutter and Bluth may also be giving this slide presentation from time to time, on and after the date this Report is filed, to other investors, investment analysts and other members of the financial and investment community.

The slide presentation filed herewith as Exhibit 99.3 contains forward-looking statements made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company is included in the Company’s most recent Annual Report on Form 10-K and in subsequent reports, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, that the Company files or furnishes with the Securities and Exchange Commission.

The information in this Item 7.01, including Exhibit 99.3, is being furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)   Exhibits

99.1	Supplemental Quarterly and Full Year GAAP and non-GAAP Pro Forma Financial Information of PowerSecure International, Inc., for the fiscal year ended December 31, 2012.

99.2	Press Release of PowerSecure International, Inc., issued March 18, 2013, announcing its participation at the 25th Annual ROTH Conference

99.3	Investment Slide Presentation of PowerSecure International, Inc., dated March 20, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.

By:	/s/ Christopher T. Hutter
Christopher T. Hutter
Executive Vice President and Chief Financial Officer

Dated: March 19, 2013

4